EXHIBIT 99.1

                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), George A. Scangos, Chief Executive Officer of Exelixis, Inc. (the "Company"), and Glen Y. Sato, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1. The Company's Annual Report on Form 10-K for the period ended December 31, 2002, to which this Certification is attached as Exhibit 99.1 (the "ANNUAL REPORT") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 6th day of March, 2003.

   /s/ George A. Scangos                /s/  Glen  Y.  Sato
   -----------------------------         -----------------------------
   George A. Scangos                    Glen  Y.  Sato
   President and Chief Executive        Chief Financial Officer, Vice President,
   Officer                              Legal  Affairs  and  Secretary